Exhibit 10.22

GUARANTY

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

THIS UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (this “Guaranty”) is entered into this 20th day of April, 2012, by the undersigned, DELL INC., a Delaware corporation (hereinafter referred to as “Guarantor”), in favor of TEACHERS CONCOURSE, LLC, a Delaware limited liability company (hereinafter referred to as “Landlord”).

In consideration of, and as an inducement for, the granting, execution and delivery of that certain Office Lease dated April 20, 2012 (the “Lease”), by and between Landlord and SecureWorks, Inc., a Georgia corporation (“Tenant”, any references herein to Tenant shall include Tenant’s successors and assigns), and in further consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Landlord to the undersigned, Guarantor, jointly and severally, if more than one, does hereby unconditionally guarantee to Landlord and its successors, successors-in-title and assigns (a) the full and prompt payment and performance of any and all obligations of Tenant to Landlord when due, whether by acceleration or otherwise, with such interest as may accrue thereon, under the Lease, and (b) the full and prompt payment and performance of any and all other obligations of Tenant to Landlord under any other documents or instruments now or hereafter evidencing, securing, or otherwise relating to the obligations evidenced by the Lease (said other documents and instruments are hereinafter referred to collectively as the “Lease Documents”). Guarantor does hereby agree that if payment under the Lease is not made by Tenant in accordance with its terms, or if any and all sums which are now or may hereafter become due from Tenant to Landlord under the Lease Documents are not paid by Tenant in accordance with their terms, then following the expiration of applicable notice and cure periods in the Lease and Guarantor’s receipt of written notice of same, Guarantor will immediately make such payments.

Guarantor further agrees to pay Landlord all expenses (including reasonable attorneys’ fees actually incurred by Landlord) paid or incurred by Landlord in endeavoring to collect the indebtedness evidenced by the Lease or the Lease Documents, to enforce the obligations of Tenant guaranteed hereby, or any portion thereof, or to enforce this Guaranty.

Guarantor hereby consents and agrees that Landlord may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration; modify the terms of the Lease or the Lease Documents; extend or renew the Lease for any period; grant releases, compromises, and indulgences with respect to the Lease or the Lease Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any Guarantor or any other guarantor of the Lease, or any other of the Lease Documents; or take or fail to take any action of any type whatsoever, so long any such action/inaction is performed in accordance with the applicable terms of the Lease. No such action which Landlord shall take or fail to take in connection with the Lease or the Lease Documents, or any of them, or any security for the payment of the indebtedness of Tenant to Landlord or for the performance of any obligations or undertakings of Tenant, nor any course of dealing with Tenant or any other person, shall release Guarantor’s obligations hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Landlord. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions, consolidations, assignments and modifications of the Lease or the Lease Documents, and any and all references herein to the Lease or the Lease Documents shall be deemed to include any such renewals, extensions, amendments, consolidations, assignments or modifications thereof. This Guaranty unconditionally guarantees the performance of all obligations to Landlord made on behalf of Tenant by any officer, partner, or agent of Tenant, in connection with the Lease or the Lease Documents.

Guarantor hereby waives and agrees not to assert or take advantage of (a) any claim that the statute of limitations (in any action hereunder or for the collection of the indebtedness or the performance of any obligation hereby guaranteed) commenced at any time prior to the date of the expiration of applicable notice and cure periods applicable to the default of Tenant which gives rise to such action; (b) any defense that may arise by reasons of the incapacity, lack of authority, death, or disability of Guarantor or any other person or entity, or the failure of Landlord to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Tenant or any other person or entity; (c) any defense based on the failure of Landlord to give notice of the existence, creation, or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any other person whomsoever, in connection with any obligation hereby guaranteed; (d) any defense based upon an election of remedies by Landlord which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Tenant for reimbursement, or both; (e) any defense based upon failure of Landlord to commence an action against Tenant, including without limitation the provisions of O.C.G.A. Section 10-7-24, as amended; (f) any duty on the part of Landlord to disclose to Guarantor any facts it may now or hereafter know regarding Tenant; (g) acceptance or notice of acceptance of this Guaranty by Landlord; (h) notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed; (i) protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed; (j) any and all other notices whatsoever to which Guarantor might otherwise be entitled; and (k) any defense based on lack of due diligence by Landlord in collection or protection of or realization upon any collateral securing the indebtedness evidenced by the Lease.

This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and not conditional or contingent upon the pursuit of any remedies against Tenant or any other person, nor against securities or liens available to Landlord, its successors, successors-in-title, endorsees, or assigns. Guarantor waives any right to require that an action be brought against Tenant or any other person or to require that resort be had to any security deposit or to any commitment deposit or credit on the books of Landlord in favor of Tenant or any other person. In the event of a default under the Lease or the Lease Documents, or any of them, following the expiration of applicable notice and cure periods, Landlord shall have the right to enforce its rights, powers, and remedies thereunder or hereunder or under any other instrument now or hereafter evidencing, securing, or otherwise relating to the transactions contemplated by the Lease or the Lease Documents, in any order, and all rights, powers, and remedies available to Landlord in such event shall be nonexclusive and cumulative of all other rights, powers, and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Landlord upon the occurrence of a default under the Lease or the Lease Documents (and the lapse of any applicable cure periods, if any), at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Landlord may have, including, but not limited to re-entry, eviction, cure, termination, acceleration of rentals, or exercise of remedies against personal property. If the indebtedness guaranteed hereby is partially paid by reason of the election of Landlord, its successors, endorsees, or assigns, to pursue any of the remedies available to Landlord, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire balance of the indebtedness guaranteed hereby even though any rights which Guarantor may have against Tenant may be destroyed or diminished by the exercise of any such remedy. Until all of the obligations of Tenant to Landlord have been paid and performed in full, Guarantor shall have no right of subrogation to Landlord against Tenant, and Guarantor hereby waives any rights to enforce any remedy which Landlord may have against Tenant and any rights to participate in any security for the Lease.

Guarantor hereby authorizes Landlord, without notice to Guarantor, to apply all payments and credits received from Tenant or from Guarantor or realized from any security in such manner and in such priority as Landlord, in its sole judgment, shall see fit to the indebtedness, obligations, and undertakings which are the subject of this Guaranty.

The books and records of Landlord showing the accounts between Landlord and Tenant shall be admissible in evidence in any action or proceeding hereon as prima facie proof of the items set forth therein.

Guarantor acknowledges that this Guaranty, the Lease and the Lease Documents were negotiated, executed and delivered in the State of Georgia, and shall be governed and construed in accordance with the law of the State of Georgia.

Guarantor hereby (a) submits to personal jurisdiction in the State of Georgia for the enforcement of this Guaranty, and (b) waives any and all personal rights under the law of any state to object to jurisdiction within the State of Georgia for the purposes of litigation to enforce this Guaranty. Nothing contained herein, however, shall prevent Landlord from bringing any action or exercising any rights against any security and against Guarantor personally, and against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Georgia shall govern the rights and obligations of Guarantor and Landlord hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Georgia. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Georgia.

Each Guarantor warrants and represents to Landlord that any and all financial statements heretofore delivered by him to Landlord are true and correct in all material respects as of the date hereof.

Each Guarantor severally waives, for himself and family, any and all homestead and exemption rights which any of them or the family of any of them may have under or by the virtue of the Constitution or the laws of the United States of America or of any state as against this Guaranty, any renewal hereof, or any indebtedness represented hereby, and does jointly and severally transfer, convey, and assign to Landlord a sufficient amount of such homestead or exemption as may be allowed, including such homestead or exemption as may be set apart in bankruptcy, to pay all amounts due hereunder in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Landlord a sufficient amount of property or money set apart as exempt to pay the indebtedness guaranteed hereby, or any renewal thereof, and does hereby, jointly and severally, appoint Landlord the attorney-in-fact for each of them, to claim any and all homestead exemptions allowed by law.

If a claim is ever made upon Landlord in connection with any bankruptcy proceeding, assignment for the benefit of creditors or similar proceeding for the repayment or recovery of an amount or amounts received by Landlord in payment of any of the liabilities or obligations guaranteed hereby and Landlord repays to Tenant or Guarantor or to a trustee or judicial body on behalf of the Tenant or Guarantor all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Landlord or any of its property, or (b) any settlement or compromise of any such claim effected by Landlord with any such claimant (including Tenant), then in such event Guarantor agrees that such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, notwithstanding any revocation hereof or the cancellation of the Lease or any other of the Lease Documents, and Guarantor shall be and remain obligated to Landlord hereunder for the amount so repaid to the same extent as if such amount had never originally been received by Landlord.

This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Landlord or any officer or agent of Landlord, except by writing signed by a duly authorized officer of Landlord and bearing the seal of Landlord. This Guaranty shall be irrevocable by Guarantor until all indebtedness guaranteed hereby has been completely repaid, all obligations and undertakings of Tenant under, by reason of, or pursuant to the Lease and the Lease Documents have been completely performed, and Landlord shall have furnished to Guarantor a written release.

Any and all notices, elections, or demands permitted or required to be made under this Guaranty shall be in writing, signed by the party giving such notice, election, or demand, and shall be delivered personally, or sent by registered or certified United States mail, postage prepaid, to the other party at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing. The effective date of such notice shall be the date of personal service or the date on which the notice is deposited in the mail.

For the purposes of this Guaranty:

The address of Landlord is:

Teachers Concourse, LLC

c/o Cousins Properties Services LLC

Five Concourse Parkway

Suite 1200

Atlanta, Georgia 30328-6111

Attn: Property Group Manager

With a copy to:

Parker, Hudson, Rainer & Dobbs LLP

285 Peachtree Center Avenue, N.E., Suite 1500

Atlanta, Georgia 30303

Attn: Leasing Partner

The address of Guarantor is:

Dell Inc.

One Dell Way

Round Rock, Texas 78682

Attention: Facilities Department, Executive Director

With a copy to:

Dell Inc.

One Dell Way

Round Rock, Texas 78682

Attention: Legal Department, Americas Real Estate

The provisions of the Guaranty shall be binding upon each Guarantor and his successors, successors-in-title, heirs, legal representatives, and assigns and shall inure to the benefit of Landlord, its successors, successors-in-title, heirs, legal representatives, and assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of the death of Tenant or Guarantor, if individuals, or by reason of dissolution of Tenant or Guarantor, if Tenant or Guarantor is a corporation or partnership. If there is more than one Guarantor, liability under this Guaranty shall be joint and several. Each reference herein to Tenant shall include Tenant’s successors and assigns.

If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control every other provision of this Guaranty.

This Guaranty is assignable by Landlord, and any assignment hereof or any transfer or assignment of the Lease and the Lease Documents by Landlord shall operate to vest in any such assignee all rights and powers herein conferred upon and granted to Landlord.

[SIGNATURE PAGE TO GUARANTY]

IN WITNESS WHEREOF, undersigned has executed this Guaranty under seal by its duly authorized representatives as of the 17th day of April, 2012.

DELL INC., a Delaware corporation

	By:	/s/ Gary E. Bischoping Jr.
Witness	Print Name:	Gary E. Bischoping Jr.
	Title:	Vice President and Treasurer

Guarantor’s Federal Employment ID: 74-2487834